UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2021

DILA Capital Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40494	86-1396422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1395 Brickell Ave., Ste. 950 Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(786) 785-1715
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Warrant	DILAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	DILA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	DILAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On June 14, 2021, the registration statement on Form S-1 (File No. 333-254425) relating to the initial public offering (the “IPO”) of DILA Capital Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on June 15, 2021, a registration statement on Form S-1 (File No. 333-257102) pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which was effective immediately upon filing (collectively, the “Registration Statement”).

On June 17, 2021, the Company consummated the IPO of 5,500,000 units (“Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $55,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated June 14, 2021, between the Company and EarlyBirdCapital, Inc., as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•	A Business Combination Marketing Agreement, dated June 14, 2021, between the Company and EarlyBirdCapital, Inc., a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference;

•	A Warrant Agreement, dated June 14, 2021, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•	Unit Purchase Options, each dated June 14, 2021, between the Company and EarlyBirdCapital, Inc. and certain other holders, the form of which is attached as Exhibit 4.2 hereto and incorporated herein by reference;

•	A Letter Agreement, dated June 14, 2021, among the Company, DILA Capital Sponsor Group, LLC (the “Sponsor”), and each of the executive officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•	An Investment Management Trust Agreement, dated June 14, 2021, between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•	A Registration Rights Agreement, dated June 14, 2021, among the Company, the Sponsor and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•	A Subscription Agreement for Private Units, dated June 14, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	A Stock Escrow Agreement, dated June 17, 2021, among the Company, Continental and certain security holders of the Company, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•	An Administrative Service Agreement, dated June 14, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference; and

•	Indemnity Agreements, each dated June 14, 2021, between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

On June 17, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement of an aggregate of 283,750 units (the “Private Placement Units”) to the Sponsor at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $2,837,500 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act.   The Private Placement Units are identical to the Units, except that the Private Placement Units (including the underlying securities) are subject to certain transfer restrictions and the holders thereof are entitled to certain registration rights.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of June 14, 2021, the following individuals were appointed to the board of directors of the Company: Rodrigo Lebois Ocejo, Luis F. Cervantes Coste, Yvonne Ochoa Rosellini, and Armando Santacruz Gonzalez. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2021, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of (a) up to 220,000,000 shares of common stock, including (i) 200,000,000 shares of Class A Common Stock and (ii) 20,000,000 shares of Class B common stock, par value $0.0001 per share, and (b) up to 1,000,000 shares of preferred stock, par value $0.0001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

A total of $55,000,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations and up to $100,000 of interest to pay dissolution expenses, none of the funds held in the Trust Account will be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly tendered in connection with a stockholder vote to amend the Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to provide holders of the public shares the right to have their shares redeemed or to redeem 100% of the public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of the public shares or the Company’s pre-initial business combination activity, and (iii) the redemption of the public shares if the Company does not complete an initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On June 15, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On June 17, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 14, 2021, between the Company and EarlyBirdCapital, Inc..
1.2	Business Combination Marketing Agreement, dated June 14, 2021, between the Company and EarlyBirdCapital, Inc.
3.1	Amended and Restated Certificate of Incorporation of the Company.
4.1	Warrant Agreement, dated June 14, 2021, between the Company and Continental Stock Transfer & Trust Company.
4.2	Form of Unit Purchase Options(1)
10.1	Letter Agreement, dated June 14, 2021, among the Company, DILA Capital Sponsor Group, LLC, and each of the executive officers and directors of the Company.
10.2	Investment Management Trust Agreement, dated June 14, 2021, between the Company and Continental Stock Transfer & Trust Company.
10.3	Registration Rights Agreement, dated June 14, 2021, among the Company, DILA Capital Sponsor Group, LLC and certain securityholders.
10.4	Subscription Agreement for Private Units, dated June 14, 2021, between the Company and DILA Capital Sponsor Group, LLC.
10.5	Stock Escrow Agreement, dated June 14, 2021, among the Company, Continental and certain security holders of the Company
10.6	Administrative Service Agreement, dated June 14, 2021, between the Company and the Sponsor
10.7	Form of Indemnity Agreement.(1)
99.1	Press release, dated June 15, 2021.
99.2	Press release, dated June 17, 2021.

(1) Incorporated by reference to an exhibit to the Registrant’s Form S-1 (File No. 333-254425), filed with the SEC on March 18, 2021, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dila capital ACQUISITION CORP.

By:	/s/ Eduardo Clave
Name: Eduardo Clave
Title: Chief Executive Officer

Date: June 21, 2021

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